Exhibit 99.1
Focused on Growth An Overview of LaBarge, Inc.

This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements reflect management's current expectations and involve a number of risks and uncertainties. Actual results may differ materially from such statements due to a variety of factors that could adversely affect LaBarge, Inc.'s operating results. These risks and factors are set forth in documents LaBarge, Inc. files with the Securities and Exchange Commission, specifically in the Company's most recent Annual Report on Form 10-K, and other reports it files from time to time. These forward-looking statements speak only as of the date such statements were made, or as of the date of the report or document in which they are contained, and the Company undertakes no obligation to update such information. This presentation is dated May 6, 2008.

Achieved new records in FY07 Sales: +24% - topped $200 million Diluted EPS: +17% Bookings: +26% Backlog: +12% - topped $200 million All organic growth Growth in all major market sectors Healthy financial condition Total debt declined 37% in FY07 Excellent platform for growth Fiscal 2007 Highlights - Milestone Year

Fiscal 2008 Highlights Achieved excellent growth in FY08 first nine months Sales, earnings and bookings reached record levels Sales: +18% Diluted EPS: +21% Bookings: +21% Backlog at the end of Q3 was $238.1 million Up 15 percent from prior year-end Down just 3 percent from Q2, despite record shipments Improved operating efficiencies are driving margin expansion

Electronics Manufacturing Services $180 billion worldwide market* Diverse and fragmented Job shops to highly automated factories Simple assembly to high-tech electronics Low volume to high volume Outlook for EMS industry is positive Increasing long-term trend toward outsourcing Forecasted average CAGR of 12% (2006 to 2011) * Source: Manufacturing Market Insider, December 2007

LaBarge's Place in the EMS Industry LaBarge's niche: Low-to-medium volume contract manufacturing High-complexity/high- reliability electronic assemblies Customers are: Large, technology-driven companies Focused on own core capabilities Interested in boosting efficiencies and reducing costs

Niche-Focused Business Strategy Be an outsourcing partner to OEMs Serve customers in diversified markets Maintain broad-based manufacturing capabilities Support customers with value-added services Execute reliably Retain flexibility

Competitive Advantage - Full-Service Provider Broad-based specialized capabilities Interconnect systems Printed circuit card assemblies Higher-level assemblies

Established Customer Relationships Defense Glass container fabrication Defense Defense Defense Defense and commercial aerospace Airport security Oilfield services and tooling Aircraft engines and medical Commercial Aerospace Defense Mine automation systems

Diverse Markets Backlog - $238.1 million (at March 30, 2008) Defense, 37% Net Sales - $266.5 million (for 12 months ended March 30, 2008) Defense, 50% Commercial Aerospace, 21% Government Systems, 3% Natural Resources, 11% Industrial, 10% Medical, 5% Defense, 38% Commercial Aerospace, 7% Natural Resources, 25% Industrial, 19% Medical, 6% Other, 2% Government Systems, 3%

Glass container fabrication equipment Scientific instrumentation Semiconductor manufacturing equipment Oilfield services equipment Mine automation systems Missile systems Radar systems Aircraft applications Shipboard systems Industrial Natural Resources Aerospace Defense High-Reliability in Demanding Environments Satellite launch systems Space applications Commercial aviation

? ? ? ? ? ? ? All U.S. Manufacturing Six manufacturing locations 1,400 employees Headquartered in St. Louis

Sales and Marketing Approach Relationship-driven business Existing customers Expand involvement on ongoing programs Win work with higher technology content Add value through engineering support, program management Win new, long-term programs New customers Target markets, companies and programs compatible with niche-focused strategy Direct sales Build on reputation

Operational Initiatives Operational excellence Lean manufacturing Six Sigma New Director of Operational Excellence New Director of Corporate Quality Supply chain initiative Increased purchasing power Reduced costs Improved bidding performance Improved technology tools Strengthening production planning processes

Internal growth Positive trend toward outsourcing among OEMs from diverse markets Strong-performing market sectors LB is positioned as preferred supplier to key customers Acquisitions - looking for candidates that: Are compatible with our core electronics manufacturing business Bring new or expanded customer relationships and capabilities Are accretive to our EPS Growth Drivers

Backlog (in millions)

Net Sales FY2003 FY2004 FY2005 FY2006 FY2007 102.9 131.5 182.3 190.1 235.2 (in millions) $201.7 million for FY08 first nine months

FY2003 FY2004 FY2005 FY2006 FY2007 0.15 0.44 0.68 0.6 0.71 Diluted Earnings Per Share $0.64 per diluted share for FY08 first nine months

FY2002 FY2003 FY2004 FY2005 FY2006 FY2007 0.195 0.203 0.231 0.226 0.216 0.195 Gross Margin 19.7% for FY08 first nine months

Outlook Positive prospects for EMS market Strong trend toward outsourcing LaBarge is well positioned as a niche player Positive long-term business outlook for LB Solid backlog of firm orders Customers in strong-performing market sectors Expanding pipeline of new business opportunities Fiscal 2008 expectations FY08 Q4 sales and earnings to be comparable to Q3 Another record year